UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

Quanex Building Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Bunker Hill Road, Suite 900 Houston. Texas	77024
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (713) 961-4600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

As previously announced on April 22, 2024, Quanex Building Products Corporation (“Quanex” or the “Company”) reached an agreement on the terms of a recommended acquisition of Tyman plc (“Tyman”) (the “Transaction”). The Transaction is intended to be implemented by means of a scheme of arrangement (the “Scheme”) under Part 26 of the UK Companies Act 2006, as amended, sanctioned by the High Court of Justice in England and Wales.

On June 12, 2024, in connection with the Transaction, the Company, Wells Fargo Bank, National Association (“Wells Fargo Bank”, acting as agent, swingline lender and issuing lender, the “Agent”), the other entities therein specified in the capacities therein specified, and the lenders parties thereto, entered into an amendment to the Second Amended and Restated Credit Agreement, dated as of July 6, 2022 (the “Existing Credit Agreement”, and the Existing Credit Agreement as so amended, the “Amended Credit Agreement”).

The Amended Credit Agreement will (i) increase the senior secured revolving credit facility to an aggregate principal amount of $475 million (the “Revolving Credit Facility”) and (ii) provide for a senior secured term loan A facility in an aggregate principal amount of $500 million (the “Term A Facility” and together with the Revolving Credit Facility, the “Facilities”). The Revolving Credit Facility will include alternative currency, letter of credit, and swing-line sub-facilities of $100 million, $30 million, and $15 million, respectively. The proceeds of the Revolving Credit Facility and the Term A Facility are intended to be used in part, to fund a portion of the purchase price for the acquisition of Tyman.

Subject to and in accordance with the terms of the Amended Credit Agreement, Quanex may request incremental increases of the Facilities, provided that the total aggregate principal amount for such increases shall not exceed an amount equal to the greater of (1) $310,000,000 and (2) 100% of consolidated EBITDA of Quanex and its subsidiaries for the most recently completed four-fiscal year period.

The maturity date of the Facilities will be five years after the date on which the initial funding of the Facilities occurs. The Term A Facility will amortize on a quarterly basis at 5% per annum of the original principal amount of the Term A Facility, with the remainder due at maturity. The Term A Facility must be prepaid with 100% of the net cash proceeds of the issuance or incurrence of debt (other than permitted debt) and 100% of the net cash proceeds of all asset sales, insurance and condemnation recoveries, and other asset dispositions by Quanex or its restricted subsidiaries, subject to any exclusions or conditions in the Amended Credit Agreement. Borrowings under the Facilities may be prepaid at any time upon notice, subject to any conditions requiring minimum amounts or multiples set forth in the Amended Credit Agreement.

Borrowings under the Facilities will bear interest, at Quanex's option, at (1) the Base Rate plus an applicable margin or (2) Adjusted Term SOFR plus an applicable margin. The definitions of “Base Rate” and “Adjusted Term SOFR” shall remain the same as specified or defined in the Amended Credit Agreement. The applicable margin will range from 1.000% to 1.750% for Base Rate loans and 2.000 to 2.750% for Adjusted Term SOFR loans.

The Facilities are guaranteed by all material U.S. subsidiaries of Quanex, subject to certain exceptions, and secured by first-priority security interests on substantially all of the Company’s and applicable subsidiaries’ assets, subject to certain exceptions and limitations.

The Amended Credit Agreement will contain customary representations and warranties, events of default and covenants for transactions of this type, including, but not limited to, limiting the ability of Quanex and the applicable subsidiaries to, among other things, incur additional indebtedness, pay dividends or make certain other restricted payments, sell assets, make certain investments, and grant liens. These covenants are subject to exceptions and qualifications set forth in the Amended Credit Agreement.

The foregoing summary of the Amended Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended Credit Agreement, a copy of which is filed as exhibit 10.1 hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Amended Credit Agreement set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Amendment No.1 to the Second Amended and Restated Credit Agreement among the Company (acting as borrower), the Company subsidiaries acting as guarantors thereto, Wells Fargo Bank, National Association as agent, swingline lender and issuing lender, and the other parties thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the Transaction. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of Quanex following completion of the Transaction. Although Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the Transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Transaction (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the Transaction is implemented, the inability to integrate successfully Quanex’s and Tyman’s operations when (and if) the Transaction is implemented and Quanex incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Transaction when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2024 (the “Proxy Statement”) and Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this Current Report on Form 8-K.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report on Form 8-K. All subsequent oral or written forward-looking statements attributable to Quanex or any persons acting on its behalf are expressly qualified in their entirety by the cautionary statement above. Quanex undertakes no obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

Publication of this Current Report on Form 8-K on website

A copy of this Current Report on Form 8-K will be available, free of charge, subject to certain restrictions relating to persons resident in restricted jurisdictions (as defined in the scheme document which can be located at https://www.roadto2b.com), on Quanex’s website at https://www.roadto2b.com by no later than 12:00 p.m. (London time) on the business day following the date of this Current Report on Form 8-K.

For the avoidance of doubt, the contents of the foregoing website and any websites accessible from hyperlinks on such website are not incorporated into, and do not form part of, this Current Report on Form 8-K.

Important Additional Information will be Filed with the SEC

In connection with the Transaction, Quanex filed the Proxy Statement with the SEC. Before making any voting decision, Quanex’s stockholders are urged to read the Proxy Statement and other relevant documents filed or to be filed with the SEC in connection with the Transaction or incorporated by reference in the Proxy Statement carefully and in their entirety because they contain important information about the Transaction and the share issuance proposal. Quanex’s stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov or directing a written request to Quanex (Attention: Investor Relations), at 945 Bunker Hill Road, Suite 900, Houston, Texas 77024 or from Quanex’s website at https://investors.quanex.com.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this Current Report on Form 8-K is not an offer of securities for sale into the United States or in any other jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Transaction will be made solely by means of the scheme document published by Tyman, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the Transaction. Any decision in respect of, or other response to, the Transaction, should be made only on the basis of the information contained in such document(s) and the Proxy Statement. If, in the future, Quanex ultimately seeks to implement the Transaction by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations.

This Current Report on Form 8-K does not constitute a prospectus or a prospectus exempted document.

Participants in the Solicitation

Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the Transaction, including the share issuance proposal. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the Transaction, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the Proxy Statement. Additional information regarding Quanex’s directors and executive officers is contained in Quanex’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Building Products Corporation

Date: June 13, 2024	By:	/s/ Scott Zuehlke
Name: Scott Zuehlke
Title: SVP, CFO and Treasurer